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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                    -----------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):
                                  May 10, 2001

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                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



          000-23387                                     54-18665620
   ------------------------               ------------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)



                               8065 Leesburg Pike
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of principal executive offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (703) 762-5100


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Item 3. Bankruptcy or Receivership

On May 21, 2001, Teligent, Inc. (the "Company") issued a press release stating that the Company and its domestic subsidiaries had filed voluntary bankruptcy petitions under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court in the Southern District of New York, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 5.  Other Events

On May 10, 2001, Hamid Akhavan was removed as the Senior Vice President of Information Technology and Chief Technology Officer of the Company.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

99.1     Press release, dated May 21, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELIGENT, INC.


Dated:   May 21, 2001                       By: /s/ Norman Klugman
                                                -----------------------------
                                            Name:  Norman Klugman
                                            Title: Chief Financial Officer
                                                   and Treasurer

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                                  EXHIBIT INDEX

Exhibit Number                                Description
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
99.1                                          Press release, dated May 21, 2001